                                                                EXHIBIT 99.B24


                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                       Signature              Title      Date
                       ---------              -----      ----


               /s/ Stephen B. Timbers         Trustee    December 12, 1995
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                       Signature              Title      Date
                       ---------              -----      ----


               /s/ David W. Belin             Trustee    December 12, 1995

             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                       Signature              Title      Date
                       ---------              -----      ----


               /s/ Lewis A. Burnham           Trustee    December 12, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                       Signature              Title      Date
                       ---------              -----      ----


               /s/ Donald L. Dunaway          Trustee    December 12, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                       Signature              Title      Date
                       ---------              -----      ----



               /s/ Robert B. Hoffman          Trustee    December 12, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                       Signature              Title      Date
                       ---------              -----      ----



               /s/ Donald R. Jones            Trustee    December 12, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                       Signature              Title      Date
                       ---------              -----      ----


               /s/ Shirley D. Peterson        Trustee    December 12, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                       Signature              Title      Date
                       ---------              -----      ----



               /s/ William P. Sommers         Trustee    December 12, 1995
             --------------------------